UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): September 3, 2009

                          INFINITY CAPITAL GROUP, INC.
                        -------------------------------
             (Exact name of registrant as specified in its charter)


                                    MARYLAND
                              --------------------
                 (State or other jurisdiction of incorporation)



         814-00708                                            16-1675285
---------------------------                               -------------------
(Commission File Number)                                  (I.R.S. Employer
                                                           Identification No.)

              80 BROAD STREET, 5TH FLOOR, NEW YORK, NEW YORK 10004
     ----------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (212) 962-4400



           -----------------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))
[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

                            SECTION 8 - OTHER EVENTS


ITEM 8.01 OTHER EVENTS

Infinity Capital Group, Inc. (herein referred to as "Infinity" or "the Company") has been formally notified that the Company is in default to Steve Wallitt ("Lender") of a promissory note dated June 1, 2009 with a 90 day maturity date. The note for the principal amount of $100,000 together with all accrued and unpaid interest at 7% was immediately due and payable on August 30, 2009.

Infinity Capital Group, Inc. has also been formally notified that the Company is in default to The Pennsylvania Avenue Funds of a promissory note dated June 2, 2009 with a 90 day maturity date. This note for the principal amount of $25,000 together with all accrued and unpaid interest at 7% was immediately due and payable on August 30, 2009.

Steve Wallitt and The Pennsylvania Avenue Funds intend to foreclose on the promissory notes on September 14, 2009, unless payment in full is received.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                          INFINITY CAPITAL GROUP, INC.
                        --------------------------------
                                  (Registrant)

                            Dated: September 14, 2009


                             /s/Gregory H. Laborde
                         ------------------------------
                          Gregory H. Laborde, President





















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